UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003


                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-16417                74-2956831
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

               One Valero Place
              San Antonio, Texas                                   78212
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1     Press Release dated October 29, 2003.


Item 12. Results of Operations and Financial Condition.

On October 29, 2003, Valero L.P. (the "Partnership") issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release discloses certain financial measures (EBITDA and distributable cash flow) that are non-GAAP financial measures as defined under SEC rules. The press release furnishes a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Reasons for the Partnership's use of these non-GAAP financial measures are disclosed in the Partnership's annual report on Form 10-K for the year ended December 31, 2002, under the caption "Item 6.
Selected Financial Data."

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VALERO L.P.

                                    By:   Riverwalk Logistics, L.P.
                                          its general partner

                                          By:     Valero GP, LLC
                                                  its general partner



Date: November 3, 2003                            By:     /s/Bradley C. Barron
                                                       -------------------------
                                                  Name:      Bradley C. Barron
                                                  Title:     Corporate Secretary



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                                  EXHIBIT INDEX

         Number   Exhibit

         99.1     Press Release dated October 29, 2003.




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